UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                     FORM 8K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 29, 2005

                        Commission File Number: 333-11625

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                       CAPITAL ALLIANCE INCOME TRUST LTD.,
                         A REAL ESTATE INVESTMENT TRUST

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             (Exact name of registrant as specified in its charter)



               Delaware                                     94-3240473
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     (State or other Jurisdiction                        (I.R.S. Employer
         of incorporation)                            Identification Number)
         100 Pine Street
         Suite 2450
         San Francisco, California                            94111
     -----------------------------                    ----------------------
         (Address of principal executive office)           (zip code)

                                 (415) 288-9575
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange
    Act (17 CRF 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CRF 240.13e-4(c))

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Item 8.01          Other Event

On July 29, 2005, Capital Alliance Income Trust, Ltd. announced its new auditors. A copy of the press release is attached as Exhibit 99.1.

Exhibit 99.1       Press release dated July 29, 2005.


Press Release

                       CAPITAL ALLIANCE INCOME TRUST LTD.
                             ANNOUNCES NEW AUDITORS

SAN FRANCISCO - (BUSINESS WIRE) - July 29, 2005 - Capital Alliance Income Trust Ltd. ("CAIT") (AMEX: CAA-news) a residential mortgage REIT announced the engagement of Rothstein, Kass and Company, P.C. ("Rothstein Kass") as their new auditor. Rothstein Kass is a PCAOB registered accountant, with offices in New Jersey, San Francisco, Beverly Hills, New York City, Dallas, Denver and the Cayman Islands.

Rothstein Kass audits multiple publicly traded companies and has significant experience with investment companies as well as companies requiring Section 404 Sarbanes-Oxley audit opinions. Rothstein Kass replaces the former accountants who withdrew as CAIT's auditors to effect their complete cessation of auditing services to SEC registrants. CAIT was the former auditor's only SEC-registered client.

The Audit Committee noted that Rothstein Kass' expertise and its commitment to auditing mid-size and smaller publicly owned companies satisfied the Committee's two most important engagement conditions.

CAIT, a specialty residential lender invests in conforming and high-yielding, non-conforming residential mortgage loans on one-to-four-unit-residential properties located primarily in California and other western states. Only residential loans with a combined loan-to-value of 75% or less are retained in CAIT's portfolio of mortgage investments.

This document may contain "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. CAIT's actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of CAIT's investments and unforeseen factors. As discussed in CAIT's filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable investments, fluctuations in and market expectations for fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, the liquidity of secondary markets and credit markets, increases in costs and other general competitive factors.

Contact:    Capital Alliance Income Trust Ltd., San Francisco
            Richard J. Wrensen, Executive Vice President and CFO, 415/288-9575 rwrensen@calliance.com www.calliance.com

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                  CAPITAL ALLIANCE INCOME TRUST, LTD.,
                  A Real Estate Investment Trust


Dated: August 2, 2005                     By: /s/ Richard Wrensen
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                                              Richard J. Wrensen,
                                              Chief Financial Officer